Other income	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Other income
11 Other income

	2021	2020	2019

Other income	77	68	200
Other income in 2021 of EUR 77 million includes a gain of EUR 38 million related to the sale of a small-sized Individual Retirement Account (IRA) portfolio to a third party and a release of a retirement benefit plan liability of EUR 31 million in the Netherlands.
Other income in 2020 of EUR 68 million includes a book gain of EUR 53 million on the divestment of the joint ventures in Japan.
Other income in 2019 of EUR 200 million includes a gain of EUR 101 million on pension plan amendments in the Netherlands following the move from a defined benefit plan to a defined contribution plan, as well as a book gain of EUR 70 million on the divestment of the business in Slovakia and Czech Republic.
Refer to note 48 Companies and businesses acquired and divested for more details on these divestments.